Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Hercules Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(the “Company” or the “Responsible Party”)

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the Company and Guggenheim Partners, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets included in the securitization (the “Procedures”) in connection with Hercules Capital Funding Trust 2018-1 (the “Transaction”). The Company is responsible for the accuracy of the attributes of the collateral assets included in the Transaction (the “Loans”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the entire population of the Loans within the Transaction. This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

PricewaterhouseCoopers LLP, 2001 Ross Ave #1800, Dallas, Texas 75201
T: 212-999-1400, F: 813-286-6000, www.pwc.com/us

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction offering documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and

•	The reasonableness of any of the assumptions provided by the Responsibility Party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided (“Source Documents”)

The Company provided the following data, information, and documents related to the collateral assets:

1.	The term ‘‘Data Tape’’ refers to the final MS Excel spreadsheet under the name “HTGC 2018-1 Strats (10.16.18)” provided to us by the Company on October 16, 2018.

2.	The term “Loan and Security Agreement” refers to the loan and security agreement or credit agreement, and any applicable amendments to the loan and security agreement, provided by the Company.

3.	The term “QRM” relates to the quarterly review memo provided by the Company as of 2018 Q1, Q2 or Q3.

4.	The term “Advance Request” relates to the advance request provided by the Company.

5.	The term “Funding Notice” refers to the funding wire notice provided by the Company.

6.	The term “10K Filing” refers to the Loan obligor’s (listed as the “Company Name” in the Data Tape) annual SEC 10K Filing provided by the Company.

7.

The term “Q2 2018 HTGC Financial Statements” refers to the “Consolidated Schedule of Investments as of June 30, 2018” section of the Q2 2018 10-Q financial statements for Hercules Capital, Inc. as filed with the SEC.

8.	The term “Assumptions File” refers to the attribute assumptions provided by the Company utilized in performing the procedures enumerated below.

9.	The term “Amortization Schedules” refers to the MS Excel spreadsheet under the name “Amort Schedules” provided to us by the Company on October 5, 2018.

10.	The term “GAAP Values-Loans” refers to the MS Excel spreadsheet under the name “GAAP Values-Loans, Warrant, Equity 6-2018 - with Valuation” provided to us by the Company on October 5, 2018.

11.	The term “Yahoo Finance” refers to the website https://finance.yahoo.com which the Company instructed us to utilize in performing the procedures enumerated below.

12.	The term “Due Diligence Memorandum” relates to the due diligence memo prepared by the Company during the funding of each loan, which was provided by the Company.

13.	The term “Email Correspondence” relates to emails provided by the Company between Hercules accounting and legal team members.

14.	The term “Capital IQ” refers to the MS Excel spreadsheet under the name “Sample Excel Sheet for CapIQ Market Cap Data Pull 9-25-2018.xlsx” provided to us by the Company on October 8, 2018.

We applied the following procedures to the Data Tape:

The Company has represented that the Loans included in the Data Tape are a complete listing of all Loans to be securitized in the Transaction.

Management of the Company has represented that the Loans in the Data Tape are serviced and originated or acquired by the Company. We did not attempt to investigate or provide assurance as to the completeness, integrity and/or accuracy of data contained within the Data Tape, beyond the procedures discussed below.

For each Loan, based on the Assumptions File and the methodology described in Exhibit A, we recalculated and/or compared and agreed, without exception the attributes listed below, as set forth in the Data Tape, to information contained in the Source Documents as listed below:

Attribute	Source Documents Provided (in order of priority)
Beginning Loan Balance	(1) Loan and Security Agreement (2) Funding Notice (3) Advance Request (4) QRM

Loan Balance as of September 30, 2018	Calculated as the outstanding principal amount as shown in the GAAP Values – Loans file less amortizations from the Amortization Schedules.

Funding Date	(1) Loan and Security Agreement (2) Funding Notice

Maturity Date	Loan and Security Agreement

Original Funding Term	Calculation based on the methodology described in Exhibit A

Remaining Funding Term	Calculation based on the methodology described in the Exhibit A

Fixed/Floating	Loan and Security Agreement

Index	Loan and Security Agreement

Index Floor	(1) Loan and Security Agreement (2) QRM

Spread	(1) Loan and Security Agreement (2) QRM

Payment Frequency	Loan and Security Agreement

Amortization Type	Calculation based on the methodology described in Exhibit A

Private / Public	Yahoo Finance

State or Country	(1) QRM (2) Loan and Security Agreement (3) 10K Filing

Industry Sector	(1) QRM (2) Due Diligence Memorandum

Industry Segment	Mapping Convention as shown in Exhibit A

Seasoning	Calculation based on the methodology shown in Exhibit A

Loan to Value	Calculation based on the methodology shown in Exhibit A

Collateral Agent	(1) Loan and Security Agreement (2) QRM

Amortization Periods	Calculation based on the methodology shown in Exhibit A

Principal Start Date	(1) Loan and Security Agreement (2) Funding Request (3) Email Correspondence

End of Term Charge	Loan and Security Agreement

Total Senior Debt	(1) Q2 2018 HTGC Financial Statements (2) QRM (3) Capital IQ

The procedures above relating to the Source Documents did not include the reading of the Source Documents in their entirety. Such procedures were limited to a comparison of items as enumerated above.

The Company assembled the Source Documents (listed above) and made them available to us. We have assumed for purposes of the specified procedures, but did not attempt to investigate or provide assurance thereon, that such documents or other information we were furnished are authentic.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Transaction or the Loans. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; or

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Dallax, Texas

October 17, 2018

Exhibit A

Methodology as Provided by the Company

1.	Funding Date

1.1.	The original funding date from the Loan and Security Agreement was utilized. If a modification has taken place, the date of the re-structuring was utilized for the Funding Date.

1.2.	For loan VELAT02, the Funding Date per the original credit agreement was utilized.

2.	Original Funding Term

2.1.	The following formula was utilized in calculating Original Funding Term

2.1.1.	=ROUND(DAYS360(First Funding Date as shown in the Data Tape, Maturity Date as shown in the Data Tape)/30,0)

3.	Remaining Funding Term

3.1.	The following formula was utilized in calculating Remaining Term

3.1.1.	=ROUND(DAYS360(September 30, 2018, Maturity Date as shown in the Data Tape)/30,0)

4.	Index Floor

4.1.	Index Floor was calculated utilizing the following methodology when needed:

4.1.1.

– The minimum value of the index needed to ensure the coupon floor was satisfied E.g.: Coupon is the greater of: 8% (b) 8% + (Prime- 5%). In this example, the minimum value of the index needed to ensure the coupon floor of 8% is satisfied is 5%.

5.	Spread

5.1.	Spread was calculated using the following methodology when needed:

5.1.1.

Assumed as the absolute difference around the index rate in the floating rate formula E.g.: Coupon is the greater of: 8% (b) 8% + (Prime - 5%). In this example, the margin would be the difference between 8% and 5% equal to 3%.

5.1.2.	For loan VELAT02, the spread formula is equal to “Residual for Last Out” divided by “HTGC Share” less “LIBOR”

“Residual for Last Out” was assumed as $2.5 million

“HTGC Share” was assumed as $20 million

“LIBOR” was assumed as 2.00% for the purpose of this calculation

6.	Amortization Type

6.1.	If the Number of Amortization Periods per the Data Tape was equal to zero, the Loan type was set to “Balloon Loan”

6.2.	If the Number of Amortization Periods per the Data Tape was greater than zero, the Loan type was set to “Mortgage Style Loan”

7.	Private / Public

7.1.

If the Loan obligor (listed under the “Company Name” in the Data Tape) had a listed ticker on Yahoo Finance as of September 30, 2018, the Current State was set as “Public” within the Data Tape. If the Loan obligor did not have a listed ticker on Yahoo Finance, the Current Stage was listed as “Private & Independent”, “Acquired / Merged”, or “CONFIDENTIAL IPO FILING –” within the Data Tape. If the Loan obligor was not listed as “Public”, classified as “Other” on Exhibit D.

8.	Industry Segment Mapping

Industry Sector per the Data Tape	Segment
CleanTech, consumer and business services, information services, and software.	Technology

Biopharmaceuticals, and medical devices and equipment	Life Sciences

9.	Seasoning

9.1.	The following formula was utilized in calculating Seasoning:

9.1.1.	=(Original Funding Term as shown in the Data Tape—Remaining Funding Term as shown in the Data Tape)

10.	Loan to Value

10.1.

To derive the numerator or the debt portion of the “LTV” formula, we utilized the principal amount for each obligor under section “Schedule of Investments as of June 30, 2018” in the Q2 2018 HTGC Financial Statement, HTGC Debt amount within the QRM or Total Sr. Debt (in $mm) amount within Capital IQ.

10.2.	To derive the denominator or the value portion of the “LTV” formula, we utilized the following methodology:

10.2.1.

If the company was listed as a “Public” company under the “Private / Public” attribute, the Loan obligor’s June 29, 2018 “market capitalization” within the Capital IQ spreadsheets as provided by the Company.

10.2.2.	If the company was listed as a value other than “Public”, we utilized the value as listed within the QRM or Due Diligence Memorandum as provided by the Company.

11.	Collateral Agent

11.1.	Using the Loan and Security Agreement or the QRM, we utilized the following methodology to identify the Collateral Agent:

11.1.1.

Identified the Lender of the loan per the documentation provided by the Company. If the loan had only one lender, the lender per the documentation provided was assumed to be the Collateral Agent. If the loan had two Lenders, identified the Collateral Agent per the defined terms in the Loan and Security Agreement

12.	Amortization Period

12.1.	The following formula was utilized in calculating Amortization Period

12.1.1.	Remaining IO Period=MAX(ROUND(DAYS360(September 30, 2018, Amort Start Date as shown in the Data Tape)/30,0),0)

12.1.2.	Amortization Period=Remaining Term – Remaining IO Period

13.	End of Term Charge

13.1.

The End of Term Charge per the Loan and Security Agreement shall be applied to each Loan as the percentage of the commitment amount, determined by the Loan and Security Agreement, Funding Notice, Advance Request or QRM as indicated by the two examples below:

E.g. If the loan commitment amount is $10 million and the End of Term Charge was $200,000 per the Loan and Security Agreement, the borrower is responsible for paying 100% of the end of term charge even if they only funded $5 million of the loan.

E.g. The loan commitment amount was $10 million, the End of Term Charge was $200,000 per the Loan and Security Agreement, and two separate loans were funded under the same credit agreement (one for $7,500,000 and one for $2,500,000). If only the $7.5 million loan was securitized in the Transaction, the End of Term Charge was calculated by multiplying the $200,000 End of Term Charge by the funded percentage of the total commitment amount (which would be 75% in this example, resulting in an End of Term Charge of $150,000).

13.2.	If there was no mention of End of Term Charge in the Loan Security Agreement, there is no End of Term Charge for the loan.